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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 14, 2001


                         Konover Property Trust, Inc.
            (Exact name of registrant as specified in its charter)



           Maryland                            001-11998                               56-1819372
(State or other jurisdiction            (Commission File Number)           (IRS Employer Identification No.)
      of incorporation)



                      3434 Kildaire Farm Road, Suite 200
                         Raleigh, North Carolina 27606
                   (Address of Principal Executive Offices)

                                (919) 372-3000
             (Registrant's telephone number, including area code)




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Item 9.  Regulation FD Disclosure.


On August 14, 2001, the company learned that information was unintentionally disclosed regarding an estimated dividend range of between $0.12 and $0.15 for the annual period following completion of the outlet portfolio sale and improvements to certain community centers. This information should not be relied upon. As reported in our press release of August 13, 2001, the board of directors is in the process of formulating a new dividend policy following completion of the pending outlet portfolio sale, and no estimate of an annual dividend range has been determined. Any estimate is a forward-looking statement and may prove incorrect depending upon many factors, including the following:

 .    the timing and amount of improvements to certain community centers;
 .    the formulation by the board of directors of a new dividend policy;
 .    the financial condition of our tenants;
 .    increases in interest rates;
 .    leasing levels; and
 .    other factors detailed in our annual report on Form 10-K for the year ending December 31, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KONOVER PROPERTY TRUST, INC.
                                    (Registrant)


Date: August 15, 2001                By: /s/ J. Michael Maloney
                                         ----------------------------------
                                         Name: J. Michael Maloney
                                         Title:  President and CEO